IFAN Financial

IFAN Financial, Inc.
5694 Mission Center Road
Suite 602-660
San Diego, CA 92108-4312

ifanfinancial.com
619-537-9998

OTC: **IFAN**

SAFE HARBOR STATEMENT

This report includes forward-looking statements covered by the Private Securities Litigation Reform Act of 1995. Because such statements deal with future events, they are subject to various risks and uncertainties and actual results for fiscal year 2015 and beyond could differ materially from the Company's current expectations. Forward-looking statements are identified by words such as "anticipates," "projects," "expects," "plans," "intends," "believes," "estimates," "targets," and other similar expressions that indicate trends and future events.

Factors that could cause the Company's results to differ materially from those expressed in forward-looking statements include, without limitation, variation in demand and acceptance of the Company's products and services, the frequency, magnitude and timing of paper and other raw-material-price changes, general business and economic conditions beyond the Company's control, timing of the completion and integration of acquisitions, the consequences of competitive factors in the marketplace including the ability to attract and retain customers, results of continuous improvement and other cost-containment strategies, and the Company's success in attracting and retaining key personnel. The Company undertakes no obligation to revise or update forward-looking statements as a result of new information, since these statements may no longer be accurate or timely.

WHY INVEST IN IFAN ?

IFAN Financial

Compelling Business Model

- Leveraging multiple products into multiple channels
- Highly scalable on a profitable basis
- 2016 valuation between $254M-$433M and stock price between $3-$5 per share

Attractive Industry Dynamics

- Highly fragmented market end-user services
- Addressable market of over 290 million customers and merchants
- Market size of $50 billion growing at 35% annually

Superior Products

- Patented revolutionary mobile payment technologies
- Significant price advantage over competitors
- Developed custom applications that address specific vertical needs

Proven Management

- Over 25 years of experience in Financial Services & Software Development
- Managed and built over 25 sucessful businesses
- The largest single deal completed worth $4.2 billion

Already developed strategic partnerships and joint ventures to rapidly transition IFAN from pre-revenue to commercial scale

IFAN Financial, Inc.

IFAN Financial designs, develops, and distributes software that enhance and enable mobile payments including a mobile payment platform, white label enterprise solutions, and custom checkout experiences, all via a mobile phone or tablet.

IFAN Financial's Platform utilizes the SMS function of a mobile phone or tablet allowing the technology to operate on almost any phone or network, with or without data service. The functionality of the IFAN platform allows users to pay bills, purchase goods and services, and send money to friends and relatives located locally or internationally all from their mobile payment platform account.


IFAN
Financial
OVER $2.7 TRILLION
IN CARD
TRANSACTIONS
ANNUALLY
OVER $1.5 TRILLION
IN PEER-TO-PEER
MONEY TRANSFERS
ANNUALLY
OVER $56 BILLION
IN M-COMMERCE
TRANSACTIONS
ANNUALLY

Mobile Payments & Market Size


U.S. retail mobile commerce sales (in billion dollars)
Tablet
Smartphone
$70b
$60b
$50b
$40b
$30b
$20b
$10b
$0b
2011
2012
2013
2014
2015
2016

Mobile 'M' commerce is the industry of mobile payment use

Mobile Payments allow consumers to purchase a wide range of services and digital/hard goods through their smartphone or tablet instead of paying with cash, check, or credit card

ADDRESSABLE MARKETS

BASED ON DATA FROM THE FDIC, THE FEDERAL RESERVE BANK, THE U.S. CENSUS, THE CENTER FOR FINANCIAL SERVICES INNOVATION AND OUR PROPRIETARY DATA, THERE IS A COLLECTIVE MARKET FOR IFAN OF:

- **13,000** REGIONAL BANKS & CREDIT UNIONS
- **110,000** ENGLISH-LANGUAGE E-COMMERCE SITES
- **140,000** WEB DEVELOPMENT GROUPS
- **192 MILLION** ACTIVE CONTENT PROVIDER USERS

IFAN
Financial

Current Challenges In Mobile Commerce

High Processing Costs

- Average Of 2.7% - 6% Fee Per Transaction For Merchants Looking To Implement Mobile Commerce

Theft & Vulnerability

- U.S. Citizens Loose Approximately A Combined $12 Billion Annually To Credit And Debit Card Fraud

Limited Functionality

- Seperate Applications Currently Needed To Monitor Card/Bank Activity, Make Mobile Purchases, And Send Funds Locally or In Long Distance Remittances
  - Separate Applications Are Inefficient And Result In Multiple Fees To Use The Various Services

IFAN Financial

IFAN PLATFORM - THE SOLUTION

Low Processing Costs

- IFAN Offers An Instantaneous Method To Process Transactions At 1.5%, A Significantly Better Cost For Merchants

Safe & Secure

- IFAN's Proprietary Decentralization Of Card Information Assures No Customer Information Is Ever Provided To Merchants

Revolutionary Functionality

- Mobile Optimized Platform
  - Integrated Solution Including On Demand Payments, Autopay, And Proximity Marketing
    - 1st To Market For Merchants With Installed Customer Base

IFAN Financial


IFAN PLATFORM SAVINGS
$100
Purchase Deducted From Customer's Account
- $1.75
Interchange Fees
- $1.50
Credit Card Processor Fees & Profit
- $2.75
Payment Platform Processing Fees
Only $94 Deposited in Merchants Bank Account
$100
Purchase Deducted From Customer's Account
- $0.30
Interchange Fees
- $1.50
IFAN Processing Fee
IFAN
Now $98.20 Deposited in Merchants Bank Account
ALL PAYMENTS PROCESSED 'SAME AS CASH' ELIMINATING CREDIT CARD FEES

COMPETITIVE ADVANTAGE


High Cost
Magento
Google wallet
Authorize.Net
MoneyGram.
PayPal
WESTERN UNION
XOOM
Square
Many Payment Services Offered
Minimal Payment Services Offered
2CO 2CHECKOUT.COM
Pay
DWOLLA
wallapop
venmo
Low Cost

IFAN PL TFORM: CONSUMER SIDE



PAY
Pay anyone through a text message with no data plan required. Deposit or send checks directly from your account manually or by QR Code.



TRANSFER
Instantly transfer funds from your bank or your card to your other bank accounts.



BUY
IFAN has a unique feature that shows what your friends are selling. You can recommend and share their items on Facebook and Twitter. IFAN also allows you to mark the post as inappropriate.

- 'Lo i t p i th pl t
- 'Pr i Fee' f merch acceptance



DISCUSS
The IFAN Forum allows discussions between users about items being sold.



$10640

DISPLAY
Displays complete transaction history including date, transfer amounts and phone numbers.

IFAN
Financial



TARGET BUSINESS CUSTOMERS

Regional Banks/Credit Unions — Needing to facilitate mobile payment services for their customers

E-Commerce Companies — Looking to implement a mobile application

Web Developers — Needing to specify payment solutions as part of applications

Content Providers — Fulfilling the need for split settlement among traffic aggregators, advertisers, and user portals

IFAN Financial

IFAN's Go-To-Market Strategy

IFAN will approach target markets through three different outlets

1. Large Groups of End Users
2. Specifiers
3. Influencers

- Targeting end-user customer via a direct sales force and leveraging market resources
- Forming strategic relationships and joint ventures with industry leaders to co-develop and co-market products
- Creating opportunities to market IFAN products through specifiers and influencers to their respective customers

IFAN 'White Label' Enterprise Solutions

IFAN Financial provides fully developed 'white label' solutions for sale to merchants to customize and facilitate mobile payments. Three versions will be available (Basic, Custom, Full Enterprise) consisting of:

- **Fully Custom Applications Facilitating Mobile Payments**
- **Ability For Split Payments And Proximity Marketing**
- **Ability For Recurring Monthly Payments**
- **Professional Account Monitoring**


Eliminating the need for traditional payment methods
IFAN
Financial

IFAN Enterprise Solutions

BASIC IFAN SOLUTION: $35,000

- Under 6000 SKU's & Simple Design Implementation
- Integrate/Install a chosen theme into the latest stable version of IFAN Enterprise
- Inventory System or POS Integration
- Integrates Payment Processor: IFAN Platform
- No Integration with Back Office Systems
- Internal quality assurance (QA) to ensure cross-browser compatibility and functioning of all features
- Basic Shipping & Tax Configuration Set Up
- SSL, Product and Category Setup and Configuration

IFAN Enterprise Solutions

CUSTOM IFAN SOLUTION: $75,000

- More than 6000 SKU's & SEO Starter Package
- Inventory System or POS Integration
- Connection With Back office Accounting Systems, Sales Force, Rewards Program, and Other Affiliate Marketing Systems
- Multilingual Store Front & Advanced 301 Redirects
- Custom Home Page Design, Check Out Page, Product Landing Page Etc
- Different Pricing for Wholesale, Partners, and Retail Customers
- Custom Banner/Graphics, Address Validation & One Page Checkout
- Code Documentation, Warranty and Support, & Data Migration
- Advanced Shipping Configuration & Social Media Sharing Option

IFAN Enterprise Solutions

FULL ENTERPRISE IFAN SOLUTION: $175,000

- Includes all features included in the Custom IFAN Solution plus:
- Large Amount of SKU's & Mobile Commerce Optimization
- Multiple Stores, Full Page Caching & Built in Modules
- Free Professional Assistance & Search Engine Optimization
- Customer Segmentation & Targeted Promotions and Merchandising
- Private Sales, Wholesale, Gift Registries, and Custom Coupons
- Hosted by IFAN

PAYMENT GATEWAY



- A hosted gateway with flexible checkout templates, including the IFAN platform, which customers integrate into their website
- Ability to accept all major cards
- The PCI-compliant solutions simplify most of the work and costs of meeting regulatory requirements
- Includes online account management dashboard, IFAN Manager
- Integrated in all three enterprise solutions

IFAN
BUY NOW


blu.
BLUE LIKE NEON
IFAN
Financial


GTV
IFAN
Financial


TCCI
The Card Collaborative International
IFAN
Financial

MANAGEMENT TEAM



Chris Mizer
CEO

Chris has over 25 years of executive management and corporate finance experience, having previously served as a Senior Accountant with Ernst & Young and vice president of the investment banking division of Key Capital Markets



Steve Scholl
CFO

Steve applies years of extensive experience as a successful entrepreneur. He served a crucial role leading Software Development at National Schedule Masters and is also a member of National Bankers



John De Puy
Director

John has invested in and advised more than 600 technology companies.
He has more than 25 years of experience as an entrepreneur, CEO, management consultant and civic leader



Philip Vogt
CTO

Philip has over 20 years of IT leadership experience with a consistent track record of driving increased levels of productivity, profits and internal/external customer satisfaction reducing TCO and providing higher ROI



Landis White
CMO

Landis is a seasoned technology executive, leader, and unstoppable creative. He is an expert in the fields of online marketing, sales, negotiations, creative direction, business development, team building, and UI/product design

WHY INVEST IN IFAN ?

Financial

Compelling Business Model

- Leveraging multiple products into multiple channels
- Highly scalable on a profitable basis
- 2016 valuation between $254M-$433M and stock price between $3-$5 per share

Attractive Industry Dynamics

- Highly fragmented market end-user services
- Addressable market of over 290 million customers and merchants
- Market size of $50 billion growing at 35% annually

Superior Products

- Patented revolutionary mobile payment technologies
- Significant price advantage over competitors
- Developed custom applications that address specific vertical needs

Proven Management

- Over 25 years of experience in Financial Services & Software Development
- Managed and built over 25 sucessful businesses
- The largest single deal completed worth $4.2 billion

Already developed strategic partnerships and joint ventures to rapidly transition IFAN from pre-revenue to commercial scale